EXHIBIT 10 (U)

NBD Bank
611 Woodward Avenue
Detroit, Michigan 48226


June 30, 1996

United Industrial Corporation
Detroit Stoker Company
18 East 48th Street
New York, New York 10017

Ladies and Gentlemen:

This letter amends the terms of the Letter Loan Agreement dated November 30, 1995 (as modified by our letter agreement dated July 18, 1996, the "Loan Agreement") between NBD Bank, a Michigan banking corporation, (the "Bank"), United Industrial Corporation, a Delaware corporation, ("United Industrial"), and Detroit Stoker Company, a Michigan corporation, ("Detroit Stoker"). Terms used and not otherwise defined in this letter shall have the meanings ascribed to them in the Loan Agreement.

There are currently outstanding under the Credit Facility loans to United Industrial in an aggregate principal amount of $3,000,000 (the "Existing Loans"), Letters of Credit for the account of United Industrial in an aggregate face amount of $2,857,600 and Letters of Credit for the account of Detroit Stoker in an aggregate face amount of $254,660 (collectively, the "Existing Letters of Credit").

The Expiration Date set forth in the first paragraph of the Loan Agreement is extended from September 30, 1996 to December 31, 1996. Notwithstanding any provision of the Loan Agreement to the contrary, the Bank shall not extend any new Advances under the Credit Facility. Until the Expiration Date, the Borrowers may renew the Existing Loans but may not reborrow once those loans are paid down.

Except as amended by this letter, the terms of the Loan Agreement shall remain in full force and effect.



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United Industrial Corporation
Page 2
June 30, 1996



Please indicate your assent to the terms of this letter by signing below and returning the original to me. The enclosed copy is for your records. As always, please feel free to contact me with any questions or comments you may have regarding this matter.

Very truly yours,

NBD BANK

By:      _____________________
         Ana R. Hoffman

Its:     Vice President


Accepted and agreed to this _____ day of _________________________ , 1996.

UNITED INDUSTRIAL CORPORATION


By:__________________________


Its:_________________________


DETROIT STOKER COMPANY



By:__________________________



Its:_________________________